                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        506,376.31

Available Funds:
     Contract Payments due and received in this period                                                  7,124,081.41
     Contract Payments due in prior period(s) and received in this period                                 401,059.26
     Contract Payments received in this period for next period                                            269,138.32
     Sales, Use and Property Tax, Maintenance, Late Charges                                               198,376.89
     Prepayment Amounts related to early termination in this period                                     2,242,529.07
     Servicer Advance                                                                                   1,245,914.95
     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
     Transfer from Reserve Account                                                                          7,851.09
     Interest earned on Collection Account                                                                  5,348.02
     Interest earned on Affiliated Account                                                                  1,182.19
     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
      < Predecessor contract)                                                                             187,486.16
     Amounts paid under insurance policies                                                                      0.00
     Any other amounts                                                                                          0.00

                                                                                                       -------------
Total Available Funds                                                                                  12,189,343.67
Less: Amounts to be Retained in Collection Account                                                        478,058.30
                                                                                                       -------------
AMOUNT TO BE DISTRIBUTED                                                                               11,711,285.37
                                                                                                       =============
DISTRIBUTION OF FUNDS:

     1.    To Trustee -  Fees                                                                                   0.00
     2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     401,059.26
     3.    To Bank of America Derivative Settlement                                                       495,039.12
     4.    To Noteholders (For Servicer Report immediately following the Final Additional
             Closing Date)
                  a) Class A1 Principal and Interest                                                    7,755,767.64
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                  130,130.00
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                  284,993.47
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                  291,337.50
                  b) Class B Principal and Interest                                                       153,822.66
                  c) Class C Principal and Interest                                                       312,918.56
                  d) Class D Principal and Interest                                                       209,446.98
                  e) Class E Principal and Interest                                                       285,750.53

     5.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
     6.    To Issuer - Residual Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)          670,148.47
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)         263,946.26
                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                      Event in effect)                                                                      7,851.09
     7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
             Other Amounts                                                                                204,907.10
     8.    To Servicer, Servicing Fee and other Servicing Compensations                                   244,166.73
                                                                                                       -------------
TOTAL FUNDS DISTRIBUTED                                                                                11,711,285.37
                                                                                                       =============
                                                                                                       -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting
  Event Funds (if any)}                                                                                   478,058.30
                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                      $6,821,018.04
       - Add Investment Earnings                                                                            7,851.09
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                         0.00
       - Less Distribution to Certificate Account                                                           7,851.09
                                                                                                       -------------
End of period balance                                                                                  $6,821,018.04
                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                             $6,821,018.04
                                                                                                       =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                    263,843,733.43
                   Pool B                                                                     79,947,832.77
                                                                                             --------------
                                                                                                                 343,791,566.20
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                552,550.67
Class A Monthly Interest - Pool B                                                                167,429.52

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             6,183,476.71
Class A Monthly Principal - Pool B                                                             1,558,771.71
                                                                                             --------------
                                                                                                                   7,742,248.42
Ending Principal Balance of the Class A Notes
                   Pool A                                                                    257,660,256.72
                   Pool B                                                                     78,389,061.06
                                                                                             --------------      --------------
                                                                                                                 336,049,317.78
                                                                                                                 ==============

----------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $400,172,000     Original Face $400,172,000          Balance Factor
   $       1.799177               $        19.347302                 83.976220%
----------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                    8,191,566.20
                   Class A2                                                                   54,600,000.00
                   Class A3a                                                                 204,500,000.00
                   Class A3b                                                                  76,500,000.00

                                                                                             --------------

Class A Monthly Interest                                                                                         343,791,566.20
                   Class A1 (Actual Number Days/360)                                              13,519.22
                   Class A2                                                                      130,130.00
                   Class A3a                                                                     284,993.47
                   Class A3b                                                                     291,337.50

                                                                                             --------------

Class A Monthly Principal
                   Class A1                                                                    7,742,248.42
                   Class A2                                                                            0.00
                   Class A3a                                                                           0.00
                   Class A3b                                                                           0.00

                                                                                             --------------
                                                                                                                   7,742,248.42
Ending Principal Balance of the Class A Notes
                   Class A1                                                                      449,317.78
                   Class A2                                                                   54,600,000.00
                   Class A3a                                                                 204,500,000.00
                   Class A3b                                                                  76,500,000.00

                                                                                             --------------      --------------
                                                                                                                 336,049,317.78
                                                                                                                 ==============

Class A1

----------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $64,572,000       Original Face $64,572,000          Balance Factor
   $       0.209367                $         119.901016              0.695840%
----------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                                                    4,496,602.12
                   Pool B                                                                    1,362,524.67
                                                                                             ------------
                                                                                                                 5,859,126.79

Class B Overdue Interest, if any                                                                     0.00
Class B Monthly Interest - Pool A                                                               16,787.31
Class B Monthly Interest - Pool B                                                                5,086.76
Class B Overdue Principal, if any                                                                    0.00
Class B Monthly Principal - Pool A                                                             105,382.96
Class B Monthly Principal - Pool B                                                              26,565.63
                                                                                             ------------
                                                                                                                   131,948.59
Ending Principal Balance of the Class B Notes
                   Pool A                                                                    4,391,219.16
                   Pool B                                                                    1,335,959.04
                                                                                             ------------        ------------
                                                                                                                 5,727,178.20
                                                                                                                 ============

----------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
 Original Face $6,820,000       Original Face $6,820,000           Balance Factor
   $         3.207342              $         19.347301               83.976220%
----------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                   Pool A                                                                      8,993,204.23
                   Pool B                                                                      2,725,049.33
                                                                                               ------------
                                                                                                                 11,718,253.56

Class C Overdue Interest, if any                                                                       0.00
Class C Monthly Interest - Pool A                                                                 37,621.57
Class C Monthly Interest - Pool B                                                                 11,399.79
Class C Overdue Principal, if any                                                                      0.00
Class C Monthly Principal - Pool A                                                               210,765.93
Class C Monthly Principal - Pool B                                                                53,131.27
                                                                                               ------------
                                                                                                                    263,897.20
Ending Principal Balance of the Class C Notes
                   Pool A                                                                      8,782,438.30
                   Pool B                                                                      2,671,918.06
                                                                                               ------------      -------------
                                                                                                                 11,454,356.36
                                                                                                                 =============

----------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $13,640,000       Original Face $13,640,000          Balance Factor
  $        3.593941               $         19.347302                83.976220%
----------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                                                    5,993,271.73
                   Pool B                                                                    1,816,033.60
                                                                                             ------------
                                                                                                                   7,809,305.33

Class D Overdue Interest, if any                                                                     0.00
Class D Monthly Interest - Pool A                                                               25,771.07
Class D Monthly Interest - Pool B                                                                7,808.94
Class D Overdue Principal, if any                                                                    0.00
Class D Monthly Principal - Pool A                                                             140,459.11
Class D Monthly Principal - Pool B                                                              35,407.86
                                                                                             ------------
                                                                                                                     175,866.97
Ending Principal Balance of the Class D Notes
                Pool A                                                                       5,852,812.62
                Pool B                                                                       1,780,625.74
                                                                                             ------------          ------------
                                                                                                                   7,633,438.36
                                                                                                                   ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $9,090,000        Original Face $9,090,000          Balance Factor
  $       3.694171                 $        19.347301               83.976220%
-----------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                Pool A                                                                       7,496,534.61
                Pool B                                                                       2,271,540.38
                                                                                             ------------
                                                                                                                   9,768,074.99

Class E Overdue Interest, if any                                                                     0.00
Class E Monthly Interest - Pool A                                                               50,476.67
Class E Monthly Interest - Pool B                                                               15,295.04
Class E Overdue Principal, if any                                                                    0.00
Class E Monthly Principal - Pool A                                                             175,689.78
Class E Monthly Principal - Pool B                                                              44,289.04
                                                                                             ------------
                                                                                                                     219,978.82
Ending Principal Balance of the Class E Notes
                Pool A                                                                       7,320,844.83
                Pool B                                                                       2,227,251.34
                                                                                             ------------          ------------
                                                                                                                   9,548,096.17
                                                                                                                   ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $11,370,000       Original Face $11,370,000          Balance Factor

  $         5.784671              $         19.347302               83.976220%
----------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                Pool A                                                                       8,994,876.09
                Pool B                                                                       2,725,555.91
                                                                                             ------------
                                                                                                                  11,720,432.00

Residual Interest - Pool A                                                                     114,628.74
Residual Interest - Pool B                                                                     555,519.73
Residual Principal - Pool A                                                                    210,805.11
Residual Principal - Pool B                                                                     53,141.15
                                                                                             ------------
                                                                                                                     263,946.26
Ending Residual Principal Balance
                Pool A                                                                       8,784,070.98
                Pool B                                                                       2,672,414.76
                                                                                             ------------         -------------
                                                                                                                  11,456,485.74
                                                                                                                  =============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                                    244,166.73
 - Servicer Advances reimbursement                                                                                   401,059.26
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                   204,907.10
                                                                                                                     ----------
Total amounts due to Servicer                                                                                        850,133.09
                                                                                                                     ==========

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                       299,818,222.22

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                          0.00

Decline in Aggregate Discounted Contract Balance                                                                      7,026,579.61

                                                                                                                    --------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                          292,791,642.61
                                                                                                                    ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                                4,795,235.66

    - Principal portion of Prepayment Amounts                                                     2,231,343.95

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                         0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                              0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                       0.00

                                                                                                  ------------
              Total Decline in Aggregate Discounted Contract Balance                              7,026,579.61
                                                                                                  ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                        90,848,536.67

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                          0.00

Decline in Aggregate Discounted Contract Balance                                                                      1,771,306.65

                                                                                                                    --------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                           89,077,230.02
                                                                                                                    ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                               1,763,740.05

    - Principal portion of Prepayment Amounts                                                        7,566.60

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                        0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                             0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                      0.00

                                                                                                 ------------
              Total Decline in Aggregate Discounted Contract Balance                             1,771,306.65
                                                                                                 ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   381,868,872.63
                                                                                                                    ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                    Predecessor
                                                        Discounted            Predecessor           Discounted
Lease #      Lessee Name                               Present Value            Lease #            Present Value
--------------------------------------------------     -------------          -----------         ---------------
3446-004     Bethesda Regional Cancer Treatment        $  657,993.20            2879-002          $    438,601.04
3446-005     Bethesda Regional Cancer Treatment        $  806,918.85            3220-002          $  2,998,755.95
3446-006     Bethesda Regional Cancer Treatment        $1,496,057.34
3446-007     Bethesda Regional Cancer Treatment        $  437,159.27
             Cash                                      $   39,228.33

                                                       -------------                              ---------------
                                               Totals: $3,437,356.99                              $  3,437,356.99

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $  3,437,356.99
b) ADCB OF POOL A AT CLOSING DATE                                                                 $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

         POOL B

                                                                                                    Predecessor
                                                        Discounted             Predecessor          Discounted
Lease #             Lessee Name                        Present Value             Lease #           Present Value
--------------------------------------------------     -------------           -----------         --------------
                    NONE

                                                       -------------                               --------------
                                               Totals:         $0.00                                        $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                 $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & General Rights (Pool B)

       POOL A - NON-PERFORMING

                                                                                                    Predecessor
                                                        Discounted             Predecessor          Discounted
Lease #        Lessee Name                             Present Value             Lease #           Present Value
----------------------------------------------------   -------------          -------------       ---------------
3714-002       Kaley Imaging, Inc., and KI Holding     $1,077,801.74           3196-001            $   676,598.53
               Cash                                    $  186,640.06           3196-002            $   240,400.54
                                                                               3196-003            $    79,697.00
                                                                               3116-402            $    97,806.30
                                                                               3116-404            $    43,955.63
                                                                               3116-405            $   125,983.80

                                                       -------------                               --------------
                                               Totals: $1,264,441.80                               $ 1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                  $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                 $1,264,441.80
b) Total discounted Contract Balance of Substitute Receivables                                  $1,077,801.74
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
     Agreement Section 7.02                                                                     $  186,640.06

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES  X     NO

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                  Predecessor
                                                         Discounted           Predecessor         Discounted
Lease #        Lessee Name                              Present Value           Lease #          Present Value
----------------------------------------------------    --------------        ------------       -------------
3694-001       Community Radiology of Virginia          $2,833,341.68          1377-006          $ 1,547,323.56
3730-002       MICA Imaging, Inc., and MI Imaging       $3,815,001.24           288-097          $   697,415.55
                                                                                288-098          $    22,467.83
                                                                               1971-091          $   665,899.16
                                                                               2478-002          $   477,187.21
                                                                               2478-091          $    51,246.48
                                                                               3273-002          $ 2,581,143.34
                                                                               3251-003          $    85,517.94
                                                       ---------------                           --------------
                                               Totals:  $6,648,342.92                            $ 6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                     $  6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $6,128,201.07
b)  Total discounted Contract Balance of Substitute Receivables            $6,648,342.92
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                       $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES  X      NO

                        DVI RECEIVABLES XVII L.L.C. 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11,2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
This Month                         2,487,091.77    This Month                  381,868,872.63
1 Month Prior                      9,093,627.51    1 Month Prior               390,666,758.89
2 Months Prior                     9,419,129.18    2 Months Prior              398,113,660.95

Total                             20,999,848.46    Total                     1,170,649,292.47

a) 3 MONTH AVERAGE                 6,999,949.49    b) 3 MONTH AVERAGE          390,216,430.82

c) a/b                                    1.79%

2.  Does a Delinquency Condition Exist (1c > 6% )?       Yes      No   X

3.  Restricting Event Check

    A. A Delinquency Condition exists for current
       period?                                           Yes      No   X

    B. An Indenture Event of Default has occurred
       and is then continuing?                           Yes      No   X

4.  Has a Servicer Event of Default occurred?            Yes      No   X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                     Yes      No   X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation
       not remedied within 90 days?                      Yes      No   X

    C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?       Yes      No   X

6.  Aggregate Discounted Contract Balance at
     Closing Date                            Balance     $454,734,535.69

    DELINQUENT LEASE SUMMARY

Days Past Due    Current Pool Balance     # Leases
-------------    --------------------     --------
     31 -  60            6,373,314.75          33
     61 -  90            6,195,476.67          18
     91 - 180            2,487,091.77          21